UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 22, 2024

ZEBRA TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-19406	36-2675536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Overlook Point, Lincolnshire, Illinois		60069
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: 847-634-6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Class A Common Stock, par value $.01 per share	ZBRA	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On May 28, 2024, Zebra Technologies Corporation, a Delaware corporation (“Zebra Technologies”), completed its previously announced private offering of $500,000,000 in aggregate principal amount of 6.500% senior unsecured notes due 2032 (the “Notes”).

Zebra Technologies received net proceeds from the offering of the Notes (the “Notes Offering”) of approximately $492 million after deducting the initial purchasers’ discount and estimated offering expenses payable by Zebra Technologies. Zebra Technologies intends to use the net proceeds from the Notes Offering to repay all of the outstanding debt under its revolving credit facility, which was $172 million as of March 30, 2024. Zebra Technologies intends to use the remaining net proceeds for general corporate purposes, including to replenish cash on hand following repayment of its receivables financing facility that matured on May 13, 2024.

Indenture

On May 28, 2024, Zebra Technologies entered into an indenture relating to the issuance of the Notes (the “Indenture”), by and among Zebra Technologies, certain subsidiaries of Zebra Technologies, as guarantors (the “Subsidiary Guarantors”), and U.S. Bank Trust Company, National Association (the “Trustee”), as trustee. The Notes will be fully and unconditionally guaranteed on a senior unsecured basis by certain of Zebra Technologies’ existing and future subsidiaries.

Interest

The Notes mature on June 1, 2032 and bear interest at a rate of 6.500% per annum. Interest on the Notes is payable semi-annually in arrears on June 1 and December 1 of each year, commencing on December 1, 2024.

Optional Redemption

Zebra Technologies may redeem the Notes, in whole or in part, at any time prior to June 1, 2027 at a price equal to 100% of the principal amount thereof, plus a “make-whole” premium and accrued and unpaid interest, if any, to, but not including, the redemption date. At any time on or after June 1, 2027, Zebra Technologies may redeem the Notes, in whole or in part, at the redemption prices set forth in the Indenture, plus, in each case, accrued and unpaid interest, if any, to, but not including, the applicable redemption date. In addition, Zebra Technologies may also redeem up to 40% of the aggregate principal amount of the Notes issued under the Indenture with the net cash proceeds of certain equity offerings completed before June 1, 2027 at a redemption price equal to 106.500% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to, but not including, the redemption date.

Repurchase of Notes upon a Change of Control Triggering Event

If Zebra Technologies experiences a change of control triggering event (as defined in the Indenture), Zebra Technologies must offer to repurchase the Notes at a repurchase price equal to 101% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, to the repurchase date.

Covenants

The Indenture contains covenants that, among other things, limit the ability of Zebra Technologies to:
•grant or incur liens;
•have its subsidiaries guarantee debt without becoming guarantors under the Indenture; and
•merge or consolidate with another company or sell all or substantially all of its assets.

These covenants are subject to a number of important limitations and exceptions set forth in the Indenture.

The Indenture provides for customary events of default, including, but not limited to, failure to pay principal and interest, failure to comply with covenants, agreements or conditions, and certain events of bankruptcy or insolvency involving Zebra Technologies and its significant subsidiaries. In the case of an event of default arising from specified events of bankruptcy or insolvency, all outstanding Notes under the Indenture will become due and payable immediately without further action or notice. If any other event of default under the Indenture occurs or is continuing, the Trustee or holders of at least 30% in aggregate principal amount of the outstanding Notes under the Indenture may declare all the Notes to be due and payable immediately.

The description of the Notes and the Indenture contained in this Current Report on Form 8-K is qualified in its entirety by reference to the text of the Indenture and the Form of 6.500% Senior Note due 2032, which are filed as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth under item 1.01 is incorporated herein by reference.

Item 8.01.	Other Events

On May 22, 2024, Zebra Technologies and the Subsidiary Guarantors entered into a purchase agreement (the “Purchase Agreement”) with J.P. Morgan Securities LLC, as representative of the several initial purchasers named on Schedule 1 thereto. A copy of the Purchase Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibits
1.1	Purchase Agreement, dated as of May 22, 2024, by and among Zebra Technologies Corporation, Temptime Corporation, Zebra Technologies International, LLC and J.P. Morgan Securities LLC.
4.1	Indenture, dated as of May 28, 2024, by and among Zebra Technologies Corporation, Temptime Corporation, Zebra Technologies International, LLC and U.S. Bank Trust Company, National Association.
4.2	Form of 6.500% Senior Notes due 2032 (included in Exhibit 4.1).
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEBRA TECHNOLOGIES CORPORATION

Date: May 28, 2024	By:	/s/ Cristen Kogl
Cristen Kogl
Chief Legal Officer, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
1.1	Purchase Agreement, dated as of May 22, 2024, by and among Zebra Technologies Corporation, Temptime Corporation, Zebra Technologies International, LLC and J.P. Morgan Securities LLC.
4.1	Indenture, dated as of May 28, 2024, by and among Zebra Technologies Corporation, Temptime Corporation, Zebra Technologies International, LLC and U.S. Bank Trust Company, National Association.
4.2	Form of 6.500% Senior Notes due 2032 (included in Exhibit 4.1).
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